IN THE UNITED STATES DISTRICT COURT FOR THE
EASTERN DISTRICT OF VIRGINIA
Norfolk Division

UNITED STATES OF AMERICA)
) CRIMINAL NO. 2:13cr 43
v.)
)
OMEGA PROTEIN, INC.)
)
Defendant.)

PLEA AGREEMENT

Neil H. MacBride, United States Attorney for the Eastern District of Virginia, Joseph L. Kosky, Assistant United States Attorney, Olivia L. Norman, Assistant United States Attorney, and David Lastra, Special Assistant U.S. Attorney, along with the defendant, OMEGA PROTEIN, INC., represented by Gregory F. Linsin, Blank Rome LLP, and Chuck Rosenberg, Hogan Lovells, LLP, have entered into a plea agreement pursuant to Rule 11(c)(1)(C) of the Federal Rules of Criminal Procedure. The terms of the agreement are as follows:

1. Offense and Maximum Penalties:

The defendant agrees to waive indictment and plead guilty to a two count Criminal Information. Count One charges the defendant with the knowing discharge of pollutants on numerous separate and discrete occasions from a point source into waters of the United States without a permit, in violation of the Clean Water Act, 33 U.S.C. §§ 1311 and 1319(c)(2). Count Two charges the defendant with the knowing discharge of oil into waters of the United States in a quantity that may be harmful on numerous separate and discrete occasions, in violation of the Clean Water Act, 33 U.S.C. §§ 1321(b)(3) and 1319(c)(2).

JK RB
AJL

The maximum penalties for the counts of conviction are: at least one but no more than five years of probation; a minimum fine of $5,000 and a maximum fine of $50,000 per day of violation, or $500,000 per count, or an amount not greater than twice the gross gain or loss from the offense, and a $400 special assessment per count.

2. Sentencing Guidelines

The United States and OMEGA PROTEIN agree that the 2011 United States Sentencing Commission Guidelines Manual will be used in this case. The United States and defendant OMEGA PROTEIN further agree that the provisions of Chapter 8 of the United States Sentencing Guidelines, which pertain to fines imposed on organizational defendants such as OMEGA PROTEIN do not apply to environmental offenses, including Clean Water Act violations. *See* Title 18, United States Code, Sections 3553 and 3572 and U.S.S.G. Sections 8C2.1, Background, and 8C2.10. The United States and OMEGA PROTEIN further agree that the remaining provisions of Chapter 8 of the Sentencing Guidelines, including community service and probation, apply to corporate defendant OMEGA PROTEIN. *See also*, 18 U.S.C. § 3563(b)(12) (statutory authority for community service as part of a criminal sentence).

3. The Sentence

Pursuant to Rule 11(c)(1)(C) of the Federal Rules of Criminal Procedure, the United States and the defendant agree to jointly recommend that the sentence to be imposed by the Court shall include the following components.

A. Imposition of a $5,500,000.00 fine, authorized under the Alternative Fines Act, 18 U.S.C. § 3571(d), to be paid to the Clerk, United States District Court, within 60 days from the day of sentencing.

JC
AJZ. BDS

B. Placement of OMEGA PROTEIN on probation for three years on the terms and conditions contained in paragraph 4 below; and

C. During probation, OMEGA PROTEIN will initiate and complete community service projects, as described in paragraph 4, at a cost which shall amount to $2,000,000.00. These projects shall be approved by the Court, and have a nexus and provide benefit to the Chesapeake Bay in Virginia.

D. Special Assessment -- Before sentencing in this case, the defendant agrees to pay a mandatory special assessment of four hundred dollars ($400.00) per count, for a total of $800.

The parties understand that these recommendations are not binding on the Court, until such time as the Court accepts the plea agreement, at which time they become binding on the Court, and that, if not accepted by the Court, this entire agreement shall be null and void at the option of either party. In this regard, the defendant hereby waives any defense to any charges which it might otherwise have based on any statute of limitation, pre-indictment delay, or the Speedy Trial Act for ninety (90) days following any nullification or voiding of the plea agreement, except to the extent that such defenses existed as of the date of the signing of the plea agreement.

The parties further understand that the agreed upon fine amount is authorized pursuant to subsection (d) of 18 U.S.C. § 3571, the Alternative Fines Act. Specifically, the parties agree that the total financial penalty to be imposed upon the defendant upon the acceptance of this agreement represents an amount not greater than twice the gross gain the defendant realized in commission of the above referenced offenses in paragraph 1.

JK
BJL

4. Conditions of Probation

As part of its conditions of probation, OMEGA PROTEIN agrees to the following:

A. Community Service Projects

OMEGA PROTEIN agrees to pay $2,000,000.00 to the National Fish and Wildlife Foundation within 60 days of sentencing to fund projects in the Eastern District of Virginia related to the protection of the environmental health of the Chesapeake Bay and its watershed and to the enhancement of environmental compliance within the watershed. OMEGA PROTEIN agrees not to claim this payment as a business expense for tax purposes. The government shall not retain control over the disposition or management of the funds or community service projects carried out under the terms of this plea agreement.

B. Environmental Compliance Program

OMEGA PROTEIN acknowledges that the United States Sentencing Guidelines requires the Court to determine whether a defendant has an effective program to detect and prevent violations of law pursuant to Chapter 8, Section 8B2.1, and Section 8C2.5(f). Accordingly, OMEGA PROTEIN will develop and implement an Environmental Management System (EMS) at all of its facilities which satisfies this requirement. OMEGA PROTEIN will submit an outline and schedule of its plan to develop and implement the EMS, including time lines and milestones with applicable dates, to the Court for review and approval at sentencing. The U.S. Probation Office – in consultation with the EPA and the United States Attorney's Office, if necessary – will have the right to periodically monitor the approved EMS during the probationary period and bring any violations to the attention of OMEGA PROTEIN for corrective action, and to the Court, if corrective actions are not taken timely. At a minimum, the program will consist of the following:

JK
AZL

1. Developing an environmental compliance manual covering general areas of federal, state and local environmental regulations, including management of industrial wastewater and hazardous waste; regulatory agency notifications in case of spills, releases, emissions or discharges of pollutants into the environment; dealings with regulatory inspectors and personnel, and the importance of accuracy, timeliness and honesty in reporting to regulatory agencies all information required by the Clean Water Act and other federal and state environmental statutes, regulation, programs and permits.

2. OMEGA PROTEIN will assure that there is a system in place under which its employees are made aware they can report allegations of environmental noncompliance to the appropriate federal, state and local regulatory agency, without fear of retribution. *See* U.S.S.G. § 8B2.1 (b)(5)(C).

3. OMEGA PROTEIN will set up a system for providing systematic training to new employees and refresher training for other employees on federal, state and local environmental statutes and regulations.

4. OMEGA PROTEIN's Marine Safety & Environmental Compliance System is attached to this plea agreement as Addendum A and the provision for a Third Party Monitor is attached as Addendum B. Both Addendum A and B are specifically incorporated in the plea agreement.

5. Corporate Authorization

The defendant will provide to the Court and to the United States written evidence in the form of a notarized resolution of the Board of Directors with both notary and corporate seals, certifying that the defendant corporation is authorized to plead guilty to the charges set forth in the

Information, and to enter into and comply with all provisions of this agreement. The resolution shall further certify that the persons representing the defendant corporation are authorized to take these actions and that all corporate formalities, including but not limited to, approval by the defendant's directors, required for such authorization, have been observed.

6. Organizational Changes

The defendant shall not, through a change of name, business reorganization, sale or purchase of assets, divestiture of assets, or any similar action, seek to avoid the obligations and conditions set forth in this plea agreement. This plea agreement, together with all of the obligations and terms hereof, shall inure to the benefit of and bind partners, assignees, successors-in-interest, or transferees of the defendant.

7. Factual Basis for the Plea

The defendant will plead guilty because the defendant is in fact guilty of the charged offenses. The defendant admits the facts set forth in the statement of facts filed with this plea agreement and agrees that those facts establish guilt of the offense charged beyond a reasonable doubt. The statement of facts, which is hereby incorporated into this plea agreement, constitutes a stipulation of facts for purposes of Section 1B1.2(a) of the Sentencing Guidelines.

8. Assistance and Advice of Counsel

The defendant is satisfied that the defendant's attorneys have rendered effective assistance. The defendant understands that by entering into this agreement, defendant surrenders certain rights as provided in this agreement. The defendant understands that the rights of criminal defendants include the following:

a. the right to plead not guilty and to persist in that plea;

b. the right to a jury trial;

c. the right to be represented by counsel – and if necessary have the Court appoint counsel – at trial and at every other stage of the proceedings; and

d. the right at trial to confront and cross-examine adverse witnesses, to be protected from compelled self-incrimination, to testify and present evidence, and to compel the attendance of witnesses.

9. Role of the Court and the Probation Office

The parties agree that this agreement was negotiated and agreed upon pursuant to Federal Rule of Criminal Procedure 11(c)(1)(C). Should the Court refuse to accept this agreement for any reason, the entire agreement shall become null and void at the option of either party.

10. Waiver of Appeal

The defendant also understands that Title 18, United States Code, Section 3742 affords a defendant the right to appeal the sentence imposed. Nonetheless, the defendant knowingly waives the right to appeal the conviction and sentence imposed, except if the sentence imposed varies from that agreed upon above under Rule 11(c)(1)(C), in exchange for the concessions made by the United States in this plea agreement. This agreement does not affect the rights or obligations of the United States as set forth in Title 18, United States Code, Section 3742(b).

11. Immunity from Further Prosecution in this District

In return for the complete fulfillment by the defendant of its obligations under this agreement, the United States will not further criminally prosecute the defendant or its parent corporation or any affiliated corporations in the Eastern District of Virginia for the criminal conduct set forth in the Criminal Information, the Statement of Facts, or other violations of federal

JK
AJL [illegible]

criminal law associated with the criminal conduct set forth in the Criminal Information and the Statement of Facts. If requested by defendant, the United States Attorney for the Eastern District of Virginia will notify any other prosecutor in any other jurisdiction of the facts and circumstances of this agreement and the cooperation of the defendant.

12. Breach of the Plea Agreement and Remedies

This agreement is effective when signed by the defendant, the defendant's attorneys, and an attorney for the United States. The defendant agrees to entry of this plea agreement at the date and time scheduled with the Court by the United States (in consultation with the defendant's attorneys). If the defendant withdraws from this agreement, or commits or attempts to commit any additional federal, state or local crimes, or intentionally gives materially false, incomplete, or misleading testimony or information, or otherwise violates any provision of this agreement, then:

a. The United States will be released from its obligations under this agreement. The defendant, however, may not withdraw the guilty plea entered pursuant to this agreement;

b. The defendant will be subject to prosecution for any federal criminal violation, including, but not limited to, perjury and obstruction of justice, that is not time-barred by the applicable statute of limitations on the date this agreement is signed. Notwithstanding the subsequent expiration of the statute of limitations, in any such prosecution, the defendant agrees to waive any statute-of-limitations defense; and

c. Any prosecution, including the prosecution that is the subject of this agreement, may be premised upon any information provided, or statements made, by the defendant, and all such information, statements, and leads derived therefrom may be used against the

JK
BAL

defendant. The defendant waives any right to claim that statements made before or after the date of this agreement, including the statement of facts accompanying this agreement or adopted by the defendant and any other statements made pursuant to this or any other agreement with the United States, should be excluded or suppressed under Fed. R. Evid. 410, Fed. R. Crim. P. 11(f), the Sentencing Guidelines or any other provision of the Constitution or federal law.

Any alleged breach of this agreement by either party shall be determined by the Court in an appropriate proceeding at which the defendant's disclosures and documentary evidence shall be admissible and at which the moving party shall be required to establish a breach of the plea agreement by a preponderance of the evidence. The proceeding established by this paragraph does not apply, however, to the decision of the United States whether to file a motion based on "substantial assistance" as that phrase is used in Rule 35(b) of the Federal Rules of Criminal Procedure and Section 5K1.1 of the Sentencing Guidelines and Policy Statements. The defendant agrees that the decision whether to file such a motion rests in the sole discretion of the United States.

13. Nature of the Agreement and Modifications

This written agreement constitutes the complete plea agreement between the United States, the defendant, and the defendant's counsel. The defendant and the defendant's counsel acknowledge that no threats, promises, or representations have been made, nor agreements reached, other than those set forth in writing in this plea agreement, to cause the defendant to plead guilty. Any modification of this plea agreement shall be valid only as set forth in writing in a supplemental or revised plea agreement signed by all parties.

JK

Neil H. MacBride
United States Attorney

By: ______________________
Joseph L. Kosky
Olivia L. Norman
Assistant United States Attorneys
Attorney for the United States
United States Attorney's Office
101 West Main Street, Suite 8000
Norfolk, VA 23510
Office Number - 757-441-6331
E-Mail - joseph.kosky@usdoj.gov
E-Mail - olivia.l.norman@usdoj.gov

By: ______________________
David Lastra
Special Assistant United States Attorney
U.S. Environmental Protection Agency
1200 Pennsylvania Avenue, NW
MC 8233P (N. Potomac Yards - Suite 4352)
Washington, DC 20460
Office Number - 703-347-8417
E-Mail - lastra.david@epa.gov

Defendant's Signature: I hereby agree that I have consulted with my attorney and fully understand all rights with respect to the pending criminal information. Further, I fully understand all rights with respect to Title 18, United States Code, Section 3553 and the provisions of the Sentencing Guidelines Manual that may apply in my case. I have read this plea agreement and carefully reviewed every part of it with my attorneys. I understand this agreement and voluntarily agree to it.

OMEGA PROTEIN, INC.

Date: June 4, 2013

By: ______________________
President

Defense Counsel Signature: We are counsel for the defendant in this case. We have fully explained to the defendant the defendant's rights with respect to the pending information. Further, we have reviewed Title 18, United States Code, Section 3553 and the Sentencing Guidelines Manual, and we have fully explained to the defendant the provisions that may apply in this case. We have carefully reviewed every part of this plea agreement with the defendant. To our knowledge, the defendant's decision to enter into this agreement is an informed and voluntary one.

Date: 6/4/13

____
Gregory F. Linsin, Esquire
Attorney for OMEGA PROTEIN, INC.

Date: 6/4/13

____
Chuck Rosenberg, Esquire
Attorney for OMEGA PROTEIN, INC.

JK

U. S. DEPARTMENT OF JUSTICE
Statement of Special Assessment Account

This statement reflects your special assessment only. There may be other penalties imposed at sentencing.

ACCOUNT INFORMATION	
CRIM. ACTION NO.:	2:13cr 43
DEFENDANT'S NAME:	OMEGA PROTEIN,INC.
PAY THIS AMOUNT:	$800.00

INSTRUCTIONS:

1. **MAKE CHECK OR MONEY ORDER PAYABLE TO:**
CLERK, U.S. DISTRICT COURT

2. **PAYMENT MUST REACH THE CLERK'S OFFICE BEFORE YOUR SENTENCING DATE**

3. **PAYMENT SHOULD BE SENT TO:**

<table>
<tr><td></td><td>In person (9 AM to 4 PM)</td><td>By mail:</td></tr>
<tr><td>Alexandria cases:</td><td colspan="2">Clerk, U.S. District Court
401 Courthouse Square
Alexandria, VA 22314</td></tr>
<tr><td>Richmond cases:</td><td colspan="2">Clerk, U.S. District Court
701 East Broad Street, Suite 3000
Richmond, VA 23219</td></tr>
<tr><td>Newport News cases:</td><td colspan="2">Clerk, U.S. District Court
2400 West Ave, Ste 100
Newport News, VA 23607</td></tr>
<tr><td>Norfolk cases:</td><td colspan="2">Clerk, U.S. District Court
600 Granby Street
Norfolk, VA 23510</td></tr>
</table>

4. **INCLUDE DEFENDANT'S NAME ON CHECK OR MONEY ORDER**
5. **ENCLOSE THIS COUPON TO INSURE PROPER and PROMPT APPLICATION OF PAYMENT**